UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

ACASTI PHARMA INC.
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DOCPROPERTY "DocsID" \* MERGEFORMAT LEGAL_1:80936771.6

MACROBUTTON DocID \\4125-0793-3769 v1

acasti C1234567890 XXX + IMPORTANT ANNUAL MEETING INFORMATION 000001 ENDORSEMENT LINE SACKPACK Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 Vote by Internet • Go to www.envisionreports.com/acasti2023 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Fold Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials to be Held on October 10, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/acasti2023 Fold Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/acasti2023 Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 25, 2023 to facilitate timely delivery. APWQ + 01XMIB CPUQC01.E.INT/000001/i1234

Shareholder Meeting Notice Acasti Pharma Inc. Annual General Meeting of Shareholders will be held on October 10, 2023 at 1.00 p.m. Eastern Standard Daylight Time at meetnow.global/MUK6PLU. To access the virtual meeting, you must have the 15-digit code that is printed in the shaded bar located on the reverse side of this form. You are receiving this communication because you owned shares of the Company on August 18, 2023, the record date, which entitles you to vote at the Annual General Meeting. Proxy materials are now available on the Internet. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3: 1. Elect Vimal Kavuru, A. Brian Davis, S. George Kottayil, Prashant Kohli and Edward Neugeboren as directors of the Corporation to serve for a term that expires at the Corporation’s 2024 annual meeting of shareholders, or until his successor is elected and qualified or until his earlier resignation or removal. 2. Appoint Ernst & Young LLP as the Corporation’s independent registered public accounting firm until the close of the Corporation’s 2024 annual meeting of shareholders and to authorize the Board of Directors of the Corporation to fix such auditor’s remuneration. 3. Adopt an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the Corporation’s management information circular and proxy statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports/acasti2023. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials ACASTI PHARMA INC” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 25, 2023. 01XMJC